Exhibit 10.35

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING

SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN

ELECTION TO CONVERT AND LETTER OF INVESTMENT INTENT

The undersigned hereby tenders this Election to Convert and applies for the conversion of that portion (the “Conversion Amount”) of the principal and accrued interest outstanding under the Convertible Promissory Note(s) indicated on the signature page hereof (the “Note”) into Units, consisting of a share of Class A Convertible Preferred Stock and a Warrant for the purchase of Common Stock (“the Securities”) of Cryoport, Inc. (the “Company”), pursuant to the terms of the Note and upon the terms and conditions set forth below.

In connection with the conversion of the Note, the undersigned hereby assigns, transfers, conveys, surrenders, and releases to the Company the Conversion Amount of the Note. Concurrently with delivery of this Election to Convert, the undersigned shall deliver to the Company the original Note for cancellation, which Note will be cancelled upon Company’s acceptance of this Election to Convert. If the undersigned elects to convert less than the entire principal and accrued interest outstanding under the Note, then the Company will issue a replacement Note for the remaining amount; provided, that such replacement Note will not have the right to convert into the Securities in connection with this this offering.

The undersigned understands that this election will not become effective unless and until the first closing of the offering of the Securities and that the Company will cause to be returned the Note delivered herewith if such closing does not occur. By execution below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

1.	Conversion.

(a)	Subject to the terms and conditions of this Election to Convert, the undersigned hereby irrevocably elects to convert the Conversion Amount of the Note for the Securities. The conversion price for one share of Class A Convertible Preferred Stock and a warrant to purchase eight shares of Common Stock at an exercise price of $0.50 per share (the “Warrant”) shall equal $10.80 (the “Conversion Price”). No fractional shares will be issued. If the conversion amount yields a fractional share of 0.5 or more, the number of shares will be rounded up and all other fractional shares will be rounded down.

(b)	The Class A Convertible Preferred Stock will be issued pursuant to the terms and conditions set forth in the certificate of designation (“Certificate of Designation”) that will be filed with the Secretary of State of Nevada on or before the first closing in connection with the offering of the Securities.

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(c)	THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN. THE ACQUISITION OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

2.	Representations. The undersigned acknowledges and represents as follows:

(a)	The undersigned has received, and is familiar with the Company’s Private Placement Memorandum dated March 5, 2014, the Certificate of Designation, the Warrant Agreement and the publicly available filings by the Company with the Securities Exchange Commission (collectively the “Disclosure Documents”).

(b)	The undersigned is in a financial position to hold the Securities for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of its investment in the Securities.

(c)	The undersigned believes it, either alone or with the assistance of its professional advisor, has such knowledge and experience in financial and business matters that it is capable of reading and interpreting the Disclosure Documents and evaluating the merits and risks of the prospective investment in the Securities and has the net worth to undertake such risks.

(d)	The undersigned has obtained, to the extent it deems necessary, professional advice with respect to the risks inherent in the investment in the Securities, and the suitability of the investment in the Securities in light of its financial condition and investment needs.

(e)	The undersigned believes that the investment in the Securities is suitable for it based upon its investment objectives and financial needs, and the undersigned has adequate means for providing for its current financial needs and contingencies and has no need for liquidity of investment with respect to the Securities.

(f)	The undersigned understands that no public market for the Securities exists, or is likely to develop, and that it may not be possible to liquidate this investment readily, if at all, in the case of an emergency or for any other reason.

(g)	The undersigned recognizes that an investment in the Securities involves a high degree of risk.

(h)	The undersigned realizes that (1) the conversion of the Note for the Securities and the shares into which they may be exchanged is a long-term investment, (2) the undersigned must bear the economic risk of investment for an indefinite period of time because the Securities and any such shares that may be issued upon exercise of the Warrant will not have been registered under the Securities Act of 1933 and, therefore, cannot be sold unless they are subsequently registered under said Act or an exemption from such registration is available and (3) the transferability of the Securities and such shares is restricted pending effectiveness of such a registration of qualification for an exemption.

(i)	The undersigned has been advised that the offering and issuance of Securities and any exchange of the Securities will not be registered under the Securities Act of 1933 or the relevant state securities laws but are being offered and issued pursuant to exemptions from such laws and that the Company’s reliance upon such exemptions is predicated in part on the undersigned’s representations as contained herein. The undersigned represents and warrants that the Securities are being acquired for the undersigned’s own account and for investment and without the intention of reselling or redistributing the same, that it has made no agreement with others regarding any of such Securities and that its financial condition is such that it is not likely that it will be necessary to dispose of any of the Securities in the foreseeable future.

(j)	The undersigned represents and warrants that it is a bona fide resident of, and is domiciled in the state indicated on the signature page below under “Address”, and that the Securities are being acquired by it in its name solely for its own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

(k)	The undersigned understands that the representations contained below are made for the purpose of qualifying it is an “accredited investor” as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act of 1933 and for the purpose of inducing a sale of securities to it. The undersigned hereby represents that the statement or statements initialled below are true and correct in all respects. The undersigned understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against the undersigned for damages.

(l)	The undersigned understands that certificates evidencing the Securities may bear the following or any similar legend (in addition to any other legends that may be required):

(i) “THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(ii) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

(m)	The undersigned represents and warrants that it did not learn of the investment in the Securities as a result of any general solicitation or general advertising.

(n)	Since the date on which undersigned first learned about the investment opportunity, the undersigned has not disclosed any information regarding such opportunity to any third parties (other than its affiliates and legal, accounting and other advisors who are bound by agreements or duties of confidentiality) and has not engaged in any purchases or sales involving the securities of the Company (including, without limitation, any short sales involving the Company’s securities). The undersigned agrees that it will not engage in any purchases or sales involving the securities of the Company (including short sales) prior to the time that the transactions contemplated by this Election to Convert are publicly disclosed. The undersigned agrees that it will not use any of the Securities acquired pursuant to this Election to Convert to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “short sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the 1934 Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the 1934 Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

(o)	The undersigned acknowledges that prior to acquiring the Securities, the undersigned has been provided with financial and other written information about the Company and the terms and conditions of the offering. The undersigned has been given the opportunity by the Company to obtain such information and ask such questions concerning the Company, the Securities and the undersigned’s investment as the undersigned felt necessary, and to the extent the undersigned took such opportunity, the undersigned received satisfactory information and answers. If the undersigned requested any additional information which the Company possessed or could acquire without unreasonable effort or expense which was necessary to verify the accuracy of the financial and other written information furnished to the undersigned by the Company, such additional information was provided to the undersigned and was satisfactory.

3. Accredited Investor Status. The undersigned is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”). The specific category or categories of “accredited investor” applicable to the undersigned are as follows:

(a)	Accredited individual investors must initial either or both of the following two statements:

_____ (1)	I certify that I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in each of the most recent two years or joint income with my spouse of more than $300,000 in each of such years and I reasonably expect to have an individual income in excess of such amounts for the current year.

_____ (2)	I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a combined individual net worth, in excess of $1,000,000. For purposes of this questionnaire, “net worth” excludes the equity in my or our primary residence.

(b)	Accredited partnerships, corporations or other entities must initial one or more of the following statements, and must initial the last statement:

_____ (1)	The undersigned hereby certifies that all of the beneficial equity owners of the undersigned qualify as accredited individual investors under items (a)(1) or (a)(2) above. (Those attempting to qualify under this item may be required to provide additional information beyond the equity owner of the entity)

_____ (2)	The undersigned is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Act acting either in its individual or fiduciary capacity.

_____ (3)	The undersigned is an insurance company as defined in Section 2(a)(13) of the Act.

_____ (4)	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act.

_____ (5)	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, and the undersigned is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Act.

_____ (6)	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____ (7)	This Election to Convert has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

Conversion Amount with respect to the following Convertible Promissory Note(s)

Convertible Promissory Note dated as of _______________, 20__, with an original principal amount of $______________.

Check one:

_____ Elect to convert all principal and accrued interest currently outstanding

_____ Elect to convert ___% of the principal and ___% of the accrued interest currently outstanding

Convertible Promissory Note dated as of _______________, 20__, with an original principal amount of $______________.

Check one:

_____ Elect to convert all principal and accrued interest currently outstanding

_____ Elect to convert ___% of the principal and ___% of the accrued interest currently outstanding

Convertible Promissory Note dated as of _______________, 20__, with an original principal amount of $______________.

Check one:

_____ Elect to convert all principal and accrued interest currently outstanding

_____ Elect to convert ___% of the principal and ___% of the accrued interest currently outstanding

Manner in which title to the Class A Convertible Preferred Stock and Warrants are to be held (please initial one):

_____ Individual	_____ Joint tenants with Right of Survivorship
_____ Community Property	_____ Tenants-in-Common
_____ Corporation	_____ Trust
_____ IRA	_____ Qualified Retirement Plans
_____ SEP/SIMPLE	_____ LLC
_____ Partnership	_____ Other

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ________ ___, 2014

______________________________	______________________________
Name: ______________________________	Name:______________________________

* * * * * * * *

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PLEASE PRINT BELOW THE REGISTRATION

INFORMATION OF EACH INDIVIDUAL OR ENTITY ELECTING TO CONVERT

INDIVIDUAL and JOINT	ENTITY
(Please type or print name[s] exactly as it should appear on the Certificate)	(Please type or print name[s] exactly as it should appear on the Certificate)

Name(s) Typed or Printed	Name Typed or Printed

Daytime Phone	Business Phone

Email Address	Email Address

Address to Which Correspondence Should be Directed:	Address to Which Correspondence Should be Directed:

Name Person to Contact
Social Security Number

Entity’s Taxpayer Identification Number

(for use by Selling Agent)
Rep #	Conversion Approved by Principal
__________________________ on ____/____/2014

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